EXHIBIT 3.3

SPECIMEN STOCK CERTIFICATE

Number _________

Peer Review Mediation and Arbitration, Inc.
Authorized to issue 50,000,000 shares

45,000,000 common shares	1,000,000 Series I Cnv Pfd shares
par value $.001 each	par value $.001 each

1,000,000 Series II Cnv Pfd shares
par value $.001 each

1,000,000 Series III Cnv Pfd shares
par value $.001 each

2,000,000 No-Par Non designated Pfd

This certifies that _______________________________________ is the owner of

__________ ___________________________________ fully paid and non-assessable Shares of ______________________________ Shares of Peer Review Mediation and Arbitration, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ________ day of ____________ A.D. _____

_______________________________________
President

[SEAL]

(Reverse side of stock certificate)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of survivorship
and not as tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act ______________ (State)

For value received, the undersigned hereby sells, assigns and transfers unto ___________________________________________ (please insert social security or other identifying number of assignee) ______________________________________________

_________________________________________________________________________________
(please print or typewrite name and address of assignee)

________________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints _________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________________

In presence of

_______________________________

_______________________________

Medallion Signature Guarantee Required

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.